Winthrop Realty Trust
Supplemental Operating and Financial Data
for the Year Ended December 31, 2010

WINTHROP REALTY TRUST
SUPPLEMENTAL REPORTING PACKAGE

Table of Contents

Consolidated Balance Sheets	1
Consolidated Statements of Operations and Comprehensive Income	2
Funds from Operations Analysis	4
Consolidated Statements of Cash Flows	5
Selected Balance Sheet Account Detail	7
Schedule of Capitalization, Dividends and Liquidity	8
Selected Investment Data	9
Schedule of Securities Carried at Fair Value	11
Schedule of Loan Assets	12
Net Operating Income from Consolidated Properties	14
Schedule of Interest and Dividends	15
Consolidated Properties – Selected Property Data	16
Equity Investments – Selected Property Data	19
Consolidated Properties – Operating Summary	21
Equity Investments – Operating Summary	22
Reconciliation of Non-GAAP financial measures of income to net income (loss) attributable to Common Shares	23
Definitions	24
Investor Information	25

Forward-Looking Statements - This supplemental reporting package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words "assumes," "believes," "estimates," "expects," "guidance," "intends," “plans,”  projects,” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Winthrop Realty Trust (the “Trust”) control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effects of local economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Trust's accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Trust’s filings with the Securities and Exchange Commission. The Trust does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures - It is important to note that throughout this presentation management makes references to non-GAAP financial measures, an example of which is Funds from Operations (“FFO”). Reconciliations and definitions for these non-GAAP financial measures are provided within this document.

WINTHROP REALTY TRUST
CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data, Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009
ASSETS
Investments in real estate, at cost
Land	$37,142	$21,460	$20,659	$20,659	$20,659
Buildings and improvements	271,357	236,500	229,132	229,046	228,419
	308,499	257,960	249,791	249,705	249,078
Less: accumulated depreciation	(36,232)	(34,416)	(33,279)	(32,775)	(31,269)
Investments in real estate, net	272,267	223,544	216,512	216,930	217,809

Cash and cash equivalents	45,257	102,919	37,913	76,591	66,493
Restricted cash held in escrows	8,593	8,889	8,574	7,753	9,505
Loans receivable, net	110,395	77,964	53,395	25,516	26,101
Accounts receivable, net of allowances of $262, $293, $430, $545 and $565, respectively	12,402	12,560	11,870	13,245	14,559
Securities carried at fair value	33,032	29,893	43,754	45,528	52,394
Loan securities carried at fair value	11,981	6,454	4,673	1,048	1,661
Available for sale securities, net	-	-	-	210	203
Preferred equity investment	4,010	3,972	3,951	3,992	4,012
Equity investments	81,937	92,691	82,907	73,010	73,207
Lease intangibles, net	26,821	24,496	23,218	23,926	22,666
Deferred financing costs, net	1,158	1,217	1,366	1,370	1,495
Assets held for sale	2,275	3,096	2,180	3,134	3,087
Deposits	-	-	4,100	-	-
TOTAL ASSETS	$610,128	$587,695	$494,413	$492,253	$493,192

LIABILITIES
Mortgage loans payable	$230,443	$211,773	$213,375	$214,977	$216,767
Series B-1 Cumulative Convertible Redeemable Preferred Shares, $25 per share liquidation preference; 852,000 shares authorized and outstanding at December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009	21,300	21,300	21,300	21,300	21,300
Revolving line of credit	25,450	25,450	-	-	-
Accounts payable and accrued liabilities	12,557	9,852	8,670	6,722	7,401
Dividends payable	4,431	4,424	3,481	3,474	3,458
Deferred income	150	33	38	43	48
Below market lease intangibles, net	2,696	2,348	2,514	2,679	2,849
Liabilities of held for sale assets	33	-	-	-	-
TOTAL LIABILITIES	297,060	275,180	249,378	249,195	251,823

COMMITMENTS AND CONTINGENCIES

NON-CONTROLLING REDEEMABLE PREFERRED INTEREST
Series C Cumulative Convertible Redeemable Preferred Shares, $25 per share liquidation preference, 144,000, 144,000, 144,000, 144,000 and 544,000 shares authorized and outstanding at December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively	3,221	3,221	3,221	3,221	12,169
Total non-controlling redeemable preferred interest	3,221	3,221	3,221	3,221	12,169

EQUITY
Winthrop Realty Trust Shareholders’ Equity:
Common Shares, $1 par, unlimited shares authorized; 27,030,186 26,981,888, 21,181,499, 21,137,268, and 20,375,483 issued and outstanding at December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively	27,030	26,982	21,181	21,137	20,375
Additional paid-in capital	569,586	569,121	507,440	506,876	498,118
Accumulated distributions in excess of net income	(300,782)	(300,219)	(299,584)	(300,660)	(301,317)
Accumulated other comprehensive loss	(63)	(93)	(73)	(40)	(87)
Total Winthrop Realty Trust Shareholders’ Equity	295,771	295,791	228,964	227,313	217,089
Non-controlling interests	14,076	13,503	12,850	12,524	12,111
Total Equity	309,847	309,294	241,814	239,837	229,200
TOTAL LIABILITIES AND EQUITY	$610,128	$587,695	$494,413	$492,253	$493,192

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(In thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009
Revenue
Rents and reimbursements	$10,077	$9,412	$38,239	$40,021
Interest, dividends and discount accretion	5,381	874	17,128	7,336
	15,458	10,286	55,367	47,357
Expenses
Property operating	3,089	1,550	8,674	7,042
Real estate taxes	530	574	2,542	2,542
Depreciation and amortization	2,916	2,598	10,008	10,585
Interest	4,249	3,919	15,375	16,664
Provision for loss on loans receivable	-	-	-	2,152
Impairment loss on investments in real estate	-	10,000	-	10,000
General and administrative	2,711	2,166	8,834	7,303
State and local taxes	27	(54)	134	157
	13,522	20,753	45,567	56,445
Other income (loss)
Earnings (loss) from preferred equity investments	85	-	338	(2,108)
Equity in loss of equity investments	(679)	(2,891)	(2,007)	(103,092)
Gain (loss)on sale of securities carried at fair value	(30)	2,142	558	5,416
Unrealized gain on securities carried at fair value	780	3,852	5,060	17,862
Impairment loss on real estate loan available for sale	-	-	-	(203)
Gain on extinguishment of debt	-	1,164	-	6,846
Realized gain on loan securities carried at fair value	469	-	469	-
Unrealized gain on loan securities carried at fair value	1,418	-	5,011	-
Interest income	45	27	139	172
	2,088	4,294	9,568	(75,107)

Income (loss) from continuing operations	4,024	(6,173)	19,368	(84,195)

Discontinued operations	157	664	(2,003)	865

Consolidated net income (loss)	4,181	(5,509)	17,365	(83,330)
Income attributable to non-controlling interest	(293)	(366)	(888)	(1,017)
Net income (loss) attributable to Winthrop Realty Trust	3,888	(5,875)	16,477	(84,347)
Income attributable to non-controlling redeemable
preferred interest	(58)	(147)	(288)	(147)
Net income (loss) attributable to Common Shares	$3,830	$(6,022)	$16,189	$(84,494)

Comprehensive income (loss)
Consolidated net income (loss)	$4,181	$(5,509)	$17,365	$(83,330)
Change in unrealized gain on available for sale securities	-	(2)	2	19
Change in unrealized gain on interest rate derivative	30	137	22	543
Change in unrealized loss from equity investments	-	-	-	26,174
Comprehensive income (loss)	$4,211	$(5,374)	$17,389	$(56,594)

(Continued on next page)

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(In thousands, except per share data, continued)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009

Per Common Share data - Basic
Income (loss) from continuing operations	$0.13	$(0.38)	$0.81	$(5.24)
Income (loss) from discontinued operations	0.01	0.04	(0.09)	0.05

Net income (loss) attributable to Winthrop Realty Trust	$0.14	$(0.34)	$0.72	$(5.19)

Per Common Share data - Diluted
Income (loss) from continuing operations	$0.13	$(0.38)	$0.81	$(5.24)
Income (loss) from discontinued operations	0.01	0.04	(0.09)	0.05

Net income (loss) attributable to Winthrop Realty Trust	$0.14	$(0.34)	$0.72	$(5.19)

Basic Weighted-Average Common Shares	27,023	17,608	22,566	16,277
Diluted Weighted-Average Common Shares	27,026	17,608	22,568	16,277

WINTHROP REALTY TRUST
FUNDS FROM OPERATIONS ANALYSIS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2010	2009	2010	2009
Reconciliation of Net Income (Loss) to Funds from Operations (FFO):

Basic
Net income (loss) attributable to Winthrop Realty Trust	$3,888	$(5,875)	$16,477	$(84,347)
Real estate depreciation	1,816	1,704	6,399	6,688
Amortization of capitalized leasing costs	1,121	959	3,712	4,226
Real estate depreciation and amortization of unconsolidated interests	2,313	2,169	8,959	6,379
Less: Non-controlling interest share of real estate depreciation and amortization	(801)	(809)	(3,172)	(3,191)
Funds from operations	8,337	(1,852)	32,375	(70,245)
Series C preferred dividends	(58)	(147)	(288)	(147)
Allocation of earnings to Series B-1 Preferred Shares	-	-	-	-
Allocation of earnings to Series C Preferred Shares	(20)	-	(196)	-
FFO applicable to Common Shares - Basic	$8,259	$(1,999)	$31,891	$(70,392)
Weighted-average Common Shares	27,023	17,608	22,566	16,277
FFO Per Common Share - Basic	$0.31	$(0.11)	$1.41	$(4.32)

Diluted
Funds from operations (per above)	$8,337	$(1,852)	$32,375	$(70,245)
Allocation of earnings to Series B-1 Preferred Shares (1)	-	-	-	-
Series C Preferred Shares dividend	-	(147)	-	(147)
FFO applicable to Common Shares	$8,337	$(1,999)	$32,375	$(70,392)

Weighted-average Common Shares (per above)	27,023	17,608	22,566	16,277
Stock options (2)	3	-	2	-
Convertible Series C Preferred Shares (3)	257	-	388	-
Convertible Series B-1 Preferred Shares	-	-	-	-
Diluted weighted-average Common Shares	27,283	17,608	22,956	16,277
FFO Per Common Share - Diluted	$0.31	$(0.11)	$1.41	$(4.32)

(1)	The Trust's Series B-1 Preferred Shares were considered anti-dilutive for the three months and year endedDecember 31, 2010 and December 31, 2009.
(2)	The Trust's stock options were considered dilutive for the three months and year ended December 31, 2010.
(3)	The Series C Preferred Shares were issued November 1, 2009 and were dilutive for the three months and the yearended December 31, 2010.

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Years Ended December 31,
	2010	2009
Cash flows from operating activities
Net income (loss)	$17,365	$(83,330)
Adjustments to reconcile net income (loss) to net cash provided by operating activities: provided by operating activities:
Depreciation and amortization (including amortization of deferred financing costs)	6,988	7,504
Amortization of lease intangibles	3,033	4,771
Straight-lining of rental income	212	(1,280)
Loan discount accretion	(8,782)	(1,021)
(Earnings) loss of preferred equity investments	(338)	2,758
Distributions from preferred equity investments	340	2,373
Loss of equity investments	2,007	103,092
Distributions from equity investments	5,270	2,784
Restricted cash held in escrows	1,167	(1,824)
Gain on sale of securities carried at fair value	(558)	(5,416)
Unrealized gain on securities carried at fair value	(5,060)	(17,862)
Gain on loan securitites carried at fair value	(469)	-
Unrealized gain on loan securities carried at fair value	(5,011)	-
Impairment loss on real estate loan available for sale	-	203
Impairment loss on investments in real estate	2,720	10,000
Gain on extinguishment of debt	-	(7,138)
Provision for loss on loan receivable	-	2,152
Tenant leasing costs	(2,996)	(2,191)
Bad debt (recovery) expense	(643)	340
Net change in interest receivable	(361)	(74)
Net change in accounts receivable	2,363	-
Net change in accounts payable and accrued liabilities	2,365	(873)
Net cash provided by operating activities	19,612	14,968

Cash flows from investing activities
Issuance and acquisition of loans receivable	(122,301)	(31,514)
Investments in real estate	(23,484)	(2,522)
Investment in equity investments	(25,632)	(3,358)
Investment in preferred equity investment	-	(487)
Return of equity on equity investments	9,625	118
Investment in real estate loan available for sale	-	(35,000)
Return of capital distribution from securities carried at fair value	181	-
Purchase of securities carried at fair value	(13,222)	(33,115)
Proceeds from sale of investment in real estate	1,750	-
Proceeds from preferred equity investments	-	145
Proceeds from sale of real estate loan available for sale	-	34,797
Proceeds from sale of securities carried at fair value	31,249	39,015
Proceeds from sale of available for sale securities	205	-
Proceeds of loan securities at maturity	2,272	-
Proceeds from sale of loans receivable	12,876	-
Restricted cash held in escrows	(1,508)	2,668
Collection of loans receivable	15,064	11,467
Cash proceeds from foreclosure on properties	275	-
Net cash used in investing activities	(112,650)	(17,786)

(Continued on next page)

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands, continued)
(Unaudited)

	Years Ended December 31,
	2010	2009
Cash flows from financing activities
Proceeds from mortgage loans payable	$-	$49
Proceeds from loan payable	-	19,818
Payment of loan payable	-	(19,818)
Proceeds from revolving line of credit	25,450	35,000
Payment of revolving line of credit	-	(35,000)
Principal payments of mortgage loans payable	(10,199)	(6,229)
Restricted cash held in escrows	1,520	4,004
Payments of note payable	-	(9,800)
Deferred financing costs	(252)	(61)
Contribution from non-controlling interest	1,431	979
Distribution to non-controlling interest	(354)	(843)
Issuance of Common Shares under Dividend Reinvestment Plan	2,401	1,615
Issuance of Common Shares through offering	66,774	40,168
Dividend paid on Common Shares	(14,573)	(17,809)
Dividend paid on Series C Preferred Shares	(396)	-
Redemption of Series B-1 Preferred Shares	-	(2,000)
Net cash provided by financing activities	71,802	10,073

Net increase (decrease) in cash and cash equivalents	(21,236)	7,255
Cash and cash equivalents at beginning of period	66,493	59,238
Cash and cash equivalents at end of period	$45,257	$66,493

Supplemental Disclosure of Cash Flow Information
Interest paid	$14,896	$16,324
Taxes paid	$133	$220

Supplemental Disclosure on Non-Cash Investing and Financing Activities
Dividends accrued on Common Shares	$4,392	$3,311
Dividends accrued on Series C Preferred Shares	$39	$147
Capital expenditures accrued	$1,046	$201
Distribution from equity investment	$-	$161
Redemption of Series B-1 Preferred Shares	$-	$(17,081)
Deposit on redemption of Series B-1 Preferred Shares	$-	$17,081
Transfer of preferred equity investments to equity method investments	$-	$(41,823)
Transfer of loans to equity method investments	$-	$(15,805)
Transfer to equity method investments from loans and preferred equity investments	$-	$57,628
Transfer from loan assets to investments in real estate and lease intangibles	$19,210	$-
Transfer to investments in lease intangibles	$3,204	$-
Transfer to investments in real estate	$40,749	$-
Transfer to below market lease intangibles	$125	$-
Assumption of mortgage loan on investment in real estate	$23,875	$-

WINTHROP REALTY TRUST
SELECTED BALANCE SHEET ACCOUNT DETAIL
(In thousands, Unaudited)

	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009
Operating Real Estate
Land	$37,142	$21,460	$20,659	20,659	$20,659
Buildings and improvements
Buildings	252,625	221,761	217,793	217,793	217,793
Building improvements	11,841	11,223	6,995	7,446	6,819
Furniture and Fixtures	815
Tenant improvements	6,076	3,516	4,344	3,807	3,807
	308,499	257,960	249,791	249,705	249,078
Accumulated depreciation and amortization	(36,232)	(34,416)	(33,279)	(32,775)	(31,269)
Total Operating Real Estate	$272,267	$223,544	$216,512	$216,930	$217,809

Accounts Receivable
Straight-line rent receivable	$8,729	$8,563	$8,234	8,342	$8,941
Other	3,673	3,997	3,636	4,903	5,618
Total Accounts Receivable	$12,402	$12,560	$11,870	$13,245	$14,559

Securities Carried at Fair Value
REIT Debentures	$-	$-	$15,907	17,510	$18,794
REIT Preferred Shares	28,547	28,252	25,922	26,419	23,950
REIT Common Shares	4,485	1,641	1,925	1,599	9,650
Total Securities Carried at Fair Value	$33,032	$29,893	$43,754	$45,528	$52,394

Equity Investments
Marc Realty Portfolio	$62,150	$62,080	$61,000	58,070	$57,560
Sealy Ventures Properties	11,904	13,152	14,102	14,940	15,647
WRT-ROIC Riverside	7,883	7,883	7,805	-	-
PSW NYC	-	9,576	-	-	-
Concord Debt Holdings	-	-	-	-	-
CDH CDO	-	-	-	-	-
Total Equity Investments	$81,937	$92,691	$82,907	$73,010	$73,207

Non-Controlling Interests
Westheimer (Houston, TX)	$9,780	$9,521	$9,279	$9,052	$8,840
River City / Marc Realty (Chicago, IL)	3,280	2,870	2,597	2,399	2,084
One East Erie/ Marc Realty (Chicago, IL)	557	584	586	696	801
1050 Corporetum / Marc Realty ( Lisle, IL)	322	386	388	377	386
Deer Valley / Fenway (Phoenix, AZ)	137	142	-	-	-
Total Non-Controlling Interests	$14,076	$13,503	$12,850	$12,524	$12,111

WINTHROP REALTY TRUST
SCHEDULE OF CAPITALIZATION, DIVIDENDS AND LIQUIDITY
 (In thousands, Unaudited)

	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009
Debt
Mortgage loans payable	$230,443	$211,773	$213,375	$214,977	$216,767
Series B-1 Preferred Shares	21,300	21,300	21,300	21,300	21,300
KeyBank line of credit	25,450	25,450	-	-	-
Total Debt	277,193	258,523	234,675	236,277	238,067

Non-Controlling Redeemable Preferred Interest
Series C Preferred Shares	3,221	3,221	3,221	3,221	12,169

Equity
Common Shares	295,771	295,791	228,964	227,313	217,089
Non-controlling ownership interests	14,076	13,503	12,850	12,524	12,111
Total Equity	309,847	309,294	241,814	239,837	229,200

Total Capitalization	$590,261	$571,038	$479,710	$479,335	$479,436

Common Dividend Per Share

December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009

$0.1625	$0.1625	$0.1625	$0.1625	$0.1625

Liquidity and Credit Facility

	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009
Cash and cash equivalents	$45,257	$102,919	$37,913	$76,591	$66,493
Securities carried at fair value	33,032	29,893	43,754	45,528	52,394
Available for sale securities, net	-	-	-	210	203
Available under line of credit	9,550	9,550	35,000	35,000	35,000
Total Liquidity and Credit Facility	$87,839	$142,362	$116,667	$157,329	$154,090

WINTHROP REALTY TRUST
SELECTED INVESTMENT DATA
December 31, 2010
(In thousands, except square footage, Unaudited)

The following pages of investment data are presented to provide additional information relating to management’s expectations on selected assets within its business segments. For more detail on these assets within this Supplement please reference Schedule of Loan Assets on pages 12-13, Consolidated Property Data on pages 16-18, and Equity Investment Property Data on pages 19-20.

Cash	Amount

Cash and cash equivalents	$45,257

REIT Securities	Cost	Fair Value

REIT Preferred shares	$15,757	$28,547	Expected to be sold in 2011
REIT Common shares	3,590	4,485

Loan Assets, Loan Securities & Loan Equity Investments, with Expected Repayment	Type	Stated Interest Rate	Cost, less Principal Repaid	Carrying Amount (before accrued interest)	Par Value		Extended Maturity Date

Beverly Hills Hilton - B Note	Hotel	Libor + 1.74%	$5,250	$7,887	$10,000		08/09/11
Metropolitan Tower - B Note	Office	Libor + 1.51%	6,500	10,289	15,000		11/01/11
Westwood - Whole Loan	Office	11.00%	3,500	3,500	3,500		04/30/12
Siete Square - B Note	Office	10.37%	2,460	2,460	2,500	(1)	06/09/12
160 Spear - B Note	Office	9.75%	3,410	6,586	15,000	(1)	06/09/13
160 Spear - Mezzanine Loan	Office	15.00%	3,000	3,000	3,000		06/09/13
Legacy Orchard -Corporate Loan	Various	15.00%	9,750	9,750	9,750	(1)	10/31/14
San Marbeya - Whole Loan	Multi Family	5.88%	26,814	26,814	30,930	(2)	01/01/15
CDH CDO LLC - Unsecured Loan	n/a	12.00%	3,498	3,498	3,498		12/30/15
Rockwell - Mezzanine Loan	Industrial	12.00%	239	239	1,496		05/01/16
500 Seventh Ave - B Note	Office	7.19%	9,801	9,906	11,638		07/11/16
180 North Michigan - Mezzanine Loan	Office	8.50%	1,862	1,862	1,862		12/31/16
Wellington Tower - Mezzanine Loan	Mixed use	6.79%	2,352	2,442	3,501		07/11/17

WBCMT Series 2007 Tranche L - CMBS	Hotel	Libor + 1.75%	161	45	1,130		07/12/11
Metropolitan Tower - Rake Bonds	Office	Libor+1.15% to 1.35%	5,250	6,668	8,748		11/01/11
2600 West Olive - Rake Bonds	Office	Libor+0.65% to 1.60%	1,500	4,606	6,364		02/28/13
Concord 2006 - E1A - CDO	n/a	Libor + 1.20%	662	662	662	(1)	12/20/16

(1)	Represents Borrowers Discounted Payoff Option Amount.
(2)	On January 14, 2011, the Trust restructured our loan into a $15,150 senior participation and a $15,744 junior participation and concurrently sold the senior participation at par.

Loan Assets, Loan Securities & Loan Equity Investments, with Potential Equity Participation	Type	Stated Interest Rate	Cost, less Principal Repaid	Carrying Amount (before accrued interest)	Par Value	Extended Maturity Date

Moffet Towers - B Note	Office	Libor + 6.48%	$21,603	$21,603	$21,603	07/31/12
Riverside -B Note - 50 % Owned Equity Investment	Retail	12.00%	7,800	7,800	7,800	12/01/12

Continued on next page

WINTHROP REALTY TRUST
SELECTED INVESTMENT DATA
December 31, 2010
(In thousands, Except square footage, Unaudited, Continued)

Consolidated Operating Properties Acquired through Direct or Indirect Foreclosure	% Owned	Type	Square Feet/ Units	Cost Basis	Cost Basis, Net of Depreciation	Debt Balance

Deer Valley, AZ	97%	Office	82,000	$8,213	$8,126	$-
Englewood, CO (Crossroads I)	100%	Office	118,000	7,441	7,427	-
Englewood, CO (Crossroads II)	100%	Office	118,000	7,983	7,938	-
Meriden, CT (Newbury Apartments)	100%	Multi-Family	180 Units	25,254	25,115	23,875

Consolidated Operating Properties Acquired through Asset Purchase	% Owned	Type	Square Feet/ Units	Cost Basis	Cost Basis, Net of Depreciation	Debt Balance

Atlanta, GA	100%	Retail	61,000	$4,638	$3,928	(3)
Denton, TX	100%	Retail	46,000	2,492	2,250	(3)
Greensboro, NC	100%	Retail	47,000	3,801	3,219	(3)
Louisville , KY	100%	Retail	47,000	3,099	2,681	(3)
Memphis, TN	100%	Retail	47,000	1,397	1,281	(3)
Seabrook, TX	100%	Retail	53,000	2,012	1,798	(3)
St. Louis, MO	100%	Retail	46,000	1,639	1,487	(3)
Amherst, NY	100%	Office	200,000	19,618	17,083	16,117
Andover, MA	100%	Office	93,000	8,328	7,448	6,135
Chicago, IL (One East Erie / Marc Realty)	80%	Office	126,000	25,380	21,794	20,828
Chicago, IL (River City / Marc Realty )	60%	Office	253,000	15,934	14,854	9,100
Houston, TX (Westheimer)	8%	Office	614,000	69,543	60,042	60,351
Indianapolis, IN (Circle Tower)	100%	Office	111,000	8,147	4,732	4,245
Lisle, IL (550 Corporetum)	100%	Office	169,000	20,736	18,709	16,972
Lisle, IL (Arboretum)	100%	Office	67,000	8,949	8,166	6,932
Lisle, IL (1050 Corporetum / Marc Realty)	60%	Office	54,000	4,045	3,674	5,600
Orlando, FL	100%	Office	256,000	17,290	14,643	38,657
Plantation, FL	100%	Office	133,000	12,935	11,567	(3)
South Burlington, VT	100%	Office	56,000	3,413	3,021	2,629
Jacksonville, FL	100%	Warehouse	587,000	12,341	10,818	(3)
Churchill, PA	100%	Mixed Use	1,008,000	13,871	10,466	(3)

(3)	Our retail properties and our properties located in Churchill, PA, Plantation, FL and Jacksonville, FL collaterialize $19,002 of mortgage debt.

Equity Investment Operating Properties Acquired through Asset Purchase	% Owned	Type	Square Feet	Equity Investment Carring Amount

Marc Realty (12 Equity Investments)	Var	Office	1,977,000	$62,150
Sealy Equity Investments (3 Equity Investments)	Var	Industrial/Office	2,097,000	11,904

WINTHROP REALTY TRUST
SCHEDULE OF SECURITIES CARRIED AT FAIR VALUE
(In thousands, Unaudited)

	December 31, 2010		September 30, 2010		June 30, 2010		March 31, 2010
	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value

REIT Debentures	$-	$-	$-	$-	$11,045	$15,907	$12,183	$17,510
REIT Preferred shares	15,757	28,547	14,867	28,252	14,868	25,922	14,641	26,419
REIT Common shares	3,590	4,485	1,223	1,641	1,660	1,925	1,223	1,599
Total securities carried at fair value	$19,347	$33,032	$16,090	$29,893	$27,573	$43,754	$28,047	$45,528

Securities carried at fair value are comprised of REIT debentures, preferred shares, and common shares for which the Trust has elected the fair value option.

	Three Months Ended				Year to Date Period Ended
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Net unrealized gains	$2,198	$3,071	$2,875	$1,927	$10,071	$7,873	$4,802	$1,927

Net realized gains (losses)	$439	$(185)	$78	$695	$1,027	$588	$773	$695

The Trust uses specific identification method for calculating gain or loss on the sale of securities carried at fair value.
Net unrealized gains and realized gains and losses above include amounts generated from securities carried at fair value and loan securities.

WINTHROP REALTY TRUST
SCHEDULE OF LOAN ASSETS
 (In thousands, Unaudited)

Description	Acquisition Date	Asset Type	Location	Position	Interest Rate	(000's) Carrying Amount (1) Dec 31, 2010	(000's) Par Value		Maturity Date (2)	(000's) Senior Debt (3)
Loans Receivable

Beverly Hilton	Dec 2009	Hotel	Beverly Hills, CA	B Note	Libor + 1.74%	$7,899	$10,000		08/09/11	$166,000
Metropolitan Tower	Dec 2009	Office	New York, NY	B Note	Libor + 1.51%	10,312	15,000		11/01/11	81,559
Westwood	Oct 2010	Office	Phoenix, AZ	Whole	11.00%	3,500	3,500		04/30/12	-
Siete Square	Jun 2009	Office	Phoenix, AZ	B Note	(4)	2,488	2,500	(5)	06/09/12	3,000
Moffett Tower	Oct 2010	Office	Sunnyvale, CA	B Note	Libor + 6.48%	21,752	21,603		07/31/12	108,786
160 Spear	Jun 2009	Office	San Francisco, CA	B Note	(6)	6,674	15,000	(5)	06/09/13	35,000
160 Spear	Various	Office	San Francisco, CA	Mezzanine	15.00%	3,029	3,000		06/09/13	50,000
Legacy Orchard	Oct 2010	Corporate Loan	n/a	Corporate Loan	15.00%	9,750	9,750	(5)	10/31/14	-
San Marbeya	Jul 2010	Multi Family	Tempe, AZ	Whole	5.88%	26,966	30,930		01/01/15	-
CDH CDO LLC	Dec 2010	n/a	n/a	Unsecured Loan	12.00%	3,498	3,498		12/30/15	-
Rockwell	Aug 2010	Industrial	Shirley, NY	Mezzanine	12.00%	255	1,496		05/01/16	17,045
500-512 7th Ave	Jul 2010	Office	New York, NY	B Note	7.19%	9,954	11,638		07/11/16	253,422
180 N. Michigan	Various	Office	Chicago, IL	Mezzanine (7)	8.50%	1,862	1,862		12/31/16	18,080
Wellington Tower	Dec 2009	Mixed use	New York, NY	Mezzanine	6.79%	2,456	3,501		07/11/17	22,500
				Total Loans Receivable		$110,395	$133,278
Loan Securities Carried at Fair Value
WBCMT 2007	Dec 2009	Hotel	Various	CMBS	Libor + 1.75%	$45	$1,130		07/12/11	$1,496,206
Metropolitan Tower	Dec 2010	Office	New York, NY	Rake Bonds	(8)	6,668	8,748		11/01/11	72,812
West Olive	Dec 2009	Office	Burbank, CA	Rake Bonds	(9)	4,606	6,364		02/28/13	15,666
Concord CDO-1	Nov 2010	Various	Various	CDO Bonds	Libor +1.20%	662	662	(5)	12/20/16	288,025
				Total Loan Securities Carried at Fair Value		$11,981	$16,904

Equity Investment Loan Assets
Riverside Plaza	Jun 2010	Retail	Riverside, CA	B Note (10)	12.00%	$7,883	$7,800		12/01/12	$54,400
				Total Loan Assets of Equity Investments		$7,883	$7,800

Continued on next page

WINTHROP REALTY TRUST
SCHEDULE OF LOAN ASSETS
 (In thousands, Unaudited, Continued)

Notes to Schedule of Loan Assets

(1)	Carrying amount of loans receivable includes accrued interest of $558 and cumulative discount accretion of of $9,803 at December 31, 2010.
(2)	Maturity dates presented are after giving effect to all contractual extensions.
(3)	Senior Debt indicates debt which is secured by the underlying property which is senior to our loan.
(4)
The Trust holds a B participation in this loan. Interest on the B participation equals the difference between (i) interest on the entire outstanding loan principalbalance ($7,219 at December 31, 2010) at a rate of 9.8375% per annum less (ii) interest payable on the outstanding principal balance of the A participation ($3,000 at December 31, 2010) at a rate of 8.0% per annum. As a result, the effective yield on the Trust’s $2,460 cash investment is 21.0%.

(5)	Amount of Par Value is presented at the borrowers discounted payoff option (DPO) amount.
(6)
The Trust holds a B note in this loan. Interest on the B note equals the difference between (i) interest on the entire outstanding loan principalbalance ($73,796 at December 31, 2010) at a rate of 6.48215% per annum less (ii) interest payable on the outstanding principal balance of the A note ($35,000 at December 31, 2010) at a rate of 9.75% per annum. As a result, the effective yield on the Trust’s $3,410 cash investment is 40.8%.

(7)	Represents tenant improvement and capital expenditure loans on our Marc Realty preferred equity investment in 180 North Michigan.
(8)	Ranges from Libor +1.15% to libor +1.35%
(9)	Ranges from Libor + 0.65% to Libor + 1.60%.
(10)	The loan asset carrying amount presented is at Winthrop's ownership of its equity investment in WRT-ROIC LLC at December 31, 2010 of 50%.

WINTHROP REALTY TRUST
NET OPERATING INCOME FROM CONSOLIDATED PROPERTIES
 (In thousands)
(Unaudited)

	Year Ended	Three Months Ended
	December 31, 2010	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Rents and reimbursements
Minimum rent	$34,943	$9,066	$8,146	$8,771	$8,960
Deferred rents (straight-line)	(212)	166	330	(109)	(599)
Recovery income	3,428	851	890	746	941
Less:
Above and below market rents	659	154	179	168	158
Lease concessions and abatements	(579)	(160)	(247)	(86)	(86)
Total rents and reimbursements	38,239	10,077	9,298	9,490	9,374

Rental property expenses
Property operating	8,674	3,089	1,812	1,821	1,952
Real estate taxes	2,542	530	952	340	720
Total rental property expenses	11,216	3,619	2,764	2,161	2,672

Net operating income (1)
from consolidated properties	$27,023	$6,458	$6,534	$7,329	$6,702

(1) See definition of non-GAAP measure of Net Operating Income on page 24 of the supplemental package.

WINTHROP REALTY TRUST
SCHEDULE OF INTEREST AND DIVIDENDS
 (In thousands)
(Unaudited)

	Year Ended	Three Months Ended
	December 31, 2010	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Interest and Dividends by Business Segment:
Loan Assets	$14,473	$4,989	$4,185	$2,836	$2,463
REIT Securities	2,655	392	763	753	747
Total Interest and Dividends	$17,128	$5,381	$4,948	$3,589	$3,210

Interest and Dividends Detail:
Interest on loan assets	$5,691	$2,294	$1,839	$835	$723
Accretion of loan discount	8,782	2,695	2,346	2,001	1,740
Interest and dividends on REIT securities	2,655	392	763	753	747
Total Interest and Dividends	$17,128	$5,381	$4,948	$3,589	$3,210

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES - SELECTED PROPERTY DATA
December 31, 2010
(In thousands, except for Square Footage, Unaudited)

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Cost Less Depreciation	Ownership of Land	($000's) Debt Balance		Debt Maturity & Int Rate

Retail
Atlanta, GA	2004	100%	61,000	100%	The Kroger Co. (2016/2026)	61,000	$3,928	Ground Lease	(1)		(1)

Denton, TX	2004	100%	46,000	61%	Fitness Evolution (2012)	28,000	2,250	Fee	(1)		(1)

Greensboro, NC	2004	100%	47,000	100%	The Kroger Co. (2017/2037)	47,000	3,219	Ground Lease	(1)		(1)

Lousiville, KY	2004	100%	47,000	100%	The Kroger Co. (2015/2040)	47,000	2,681	Fee	(1)		(1)

Memphis, TN	2004	100%	47,000	100%	The Kroger Co. (2015/2040)	47,000	1,281	Fee	(1)		(1)

Seabrook TX	2004	100%	53,000	100%	The Kroger Co. (2015/2040)	53,000	1,798	Fee	(1)		(1)

St. Louis, MO (2)	2004	100%	46,000	0%	Vacant	46,000	1,487	Fee	(1)		(1)

Subtotal Retail			347,000				16,644		19,002	(1)

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WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES - SELECTED PROPERTY DATA (Continued)
December 31, 2010
(In thousands, except for Square Footage, Unaudited)

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Cost Less Depreciation	Ownership of Land	($000's) Debt Balance	Debt Maturity & Int Rate
Office
Amherst, NY (3)	2005	100%	200,000	100%	Ingram Micro Systems (2013/2023)	200,000	$17,083	Fee	$16,117	10/2013 5.65%

Andover, MA	2005	100%	93,000	100%	PAETEC Comm. (2022/2037)	93,000	7,448	Fee	6,135	03/2011 6.60%

Chicago, IL (One East Erie / Marc Realty)	2005	80%	126,000	87%	The Gettys Group (2012/2016)	13,000	21,794	Fee	20,828	03/2016 5.75%
					River North Surgery (2015/ n/a)	15,000

Chicago, IL (River City / Marc Realty )	2007	60%	253,000	72%	Bally Total Fitness (2013/2021)	55,000	14,854	Fee	9,100	04/2012 6.00%
					MCI d/b/a Verizon (2019/2023)	37,000

Englewood, CO Crossroads I	2010	100%	118,000	55%	RGN-Denver LLC (2015/ 2025)	17,000	7,427	Fee	-	n/a

Englewood, CO Crossroads II	2010	100%	118,000	58%	Catholic Health Initiatives (2011)	30,000	7,938	Fee	-	n/a

Houston, TX	2004	8%	614,000	100%	Spectra Energy (2018/2028)	614,000	60,042	Fee	60,351	04/2016 6.34%

Indianapolis, IN (Circle Tower)	1974	100%	111,000	84%	No Tenants Over 10%	-	4,732	Fee	4,245	04/2015 5.82%

Lisle, IL	2006	100%	169,000	52%	United Healthcare (2014/ n/a)	41,000	18,709	Fee	16,972	06/2016 6.26%

Lisle, IL	2006	100%	67,000	85%	T Systems, Inc. (2011)	35,000	8,166	Fee	6,932	06/2016 6.26%
					ABM Janitorial (2012/2014)	11,000
					Zenith Insurance (2011)	10,000

Lisle, IL (Marc Realty)	2006	60%	54,000	100%	Ryerson (2018/2028)	54,000	3,674	Fee	5,600	03/2017 5.55%

Orlando, FL	2004	100%	256,000	100%	Siemens Real Estate, Inc. (2017/2042)	256,000	14,643	Ground Lease	38,657	07/2017 6.40%

Phoenix, AZ	2010	96.5%	82,000	61%	United Healthcare (2017/2027)	42,000	8,126	Fee	-	n/a

Plantation, FL	2004	100%	133,000	100%	BellSouth (2020/2035)	133,000	11,567	Fee	(1)	(1)

South Burlington, VT	2005	100%	56,000	100%	Fairpoint Comm. (2014/2029)	56,000	3,021	Ground Lease	2,629	03/2011 6.60%

Subtotal - Office			2,450,000				209,224		187,566

(Continued on next page)

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES - SELECTED PROPERTY DATA (Continued)
December 31, 2010
(In thousands, except for Square Footage, Unaudited)

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Cost Less Depreciation	Ownership of Land	($000's) Debt Balance	Debt Maturity & Int Rate

Other
Warehouse
Jacksonville, FL	2004	100%	587,000	100%	Football Fanatics (2015/2024)	558,000	10,818	Fee	(1)	(1)

Mixed Use
Churchill, PA (4)	2004	100%	1,008,000	100%	Viacom, Inc. (2010)	1,008,000	10,466	Ground Lease	(1)	(1)

Residential										02/2012
Meriden, CT	2010	100%	180 units	92%	n/a	n/a	25,115	Fee	23,875	5.83%

Subtotal - Other			1,595,000				46,399		23,875
Total Consolidated Properties			4,392,000				$272,267		$230,443

(**) Occupancy rates include all signed leases, including space undergoing tenant improvements.

(1)
Our retail properties and our properties located in Churchill, Pennsylvania, Plantation, Florida, and Jacksonville, Florida collateralized$19,002 of mortgage debt at an interest rate of LIBOR + 1.75% which matures in June 2011.

(2)
On February 8, 2011 the Trust entered into a contract to sell this property subject to the buyer's due diligence. We anticipate that the sale on this property will be consummated during the second quarter of 2011.

(3)
The Amherst, New York office property represents two separate buildings.  The ground underlying the properties is leased to us by the local development authority pursuant to a ground lease which requires no payment.  Effective October 31, 2013, legal title to the ground will vest with us.

(4)
The lease term with respect to the Trust’s property located in Churchill, Pennsylvania expired on December 31, 2010.  We currently are in litigation with the former tenant, Viacom, related to the condition of the property.

WINTHROP REALTY TRUST
EQUITY INVESTMENTS – SELECTED PROPERTY DATA
December 31, 2010
(In thousands, except for Square Footage, Unaudited)

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Equity Investment	Ownership of Land	($000's) Debt Balance(1)	Debt Maturity & Int Rate
Marc Realty Portfolio - Equity Investments
8 South Michigan, Chicago, IL	2005	50%	174,000	94%	No tenants over 10%	-	$7,087	Ground Lease	$3,886	08/2011 6.87%

11 East Adams, Chicago, IL	2005	49%	161,000	78%	IL School of Health (2015/2020)	28,700	3,223	Fee	9,999	08/2011 Libor + 2%

29 East Madison, Chicago, IL	2005	50%	235,000	90%	Computer Systems Institute (2020/2030)	25,000	7,720	Fee	11,130	05/2013 5.20%

30 North Michigan, Chicago, IL	2005	50%	221,000	91%	No tenants over 10%	-	12,080	Fee	13,097	08/2014 5.99%

223 West Jackson, Chicago, IL	2005	50%	168,000	59%	No tenants over 10%	-	7,452	Fee	7,794	06/2012 6.92%

4415 West Harrison, Hillside, IL (High Point)	2005	50%	192,000	67%	North American Medical Mgmt (2015/2020)	20,400	6,275	Fee	4,610	12/2015 5.62%

2000-60 Algonquin, Shaumburg, IL (Salt Creek)	2005	50%	101,000	70%	No tenants over 10%	-	2,344	Fee	(2)	02/2013 Libor + 2.75%

1701 E. Woodfield, Shaumburg, IL	2005	50%	175,000	87%	No tenants over 10%	-	4,221	Fee	5,755	09/2015 Libor + 3% (3)

2720 River Rd, Des Plains, IL	2005	50%	108,000	92%	No tenants over 10%	-	4,123	Fee	2,581	10/2012 6.095%

3701 Algonquin, Rolling Meadows IL	2005	50%	193,000	82%	ISACA (2018/2024)	29,600	2,931	Fee	10,373	02/2013 Libor + 2.75%
					Relational Funding (2013/ n/a)	27,400

2205-55 Enterprise, Westchester, IL	2005	50%	130,000	94%	Consumer Portfolio (2014/2019)	18,900	3,018	Fee	(2)	02/2013 Libor + 2.75%

900-910 Skokie, Northbrook, IL (Ridgebrook)	2005	50%	119,000	78%	MIT Financial Group (2016/ n/a)	12,600	1,676	Fee	5,405	02/2011 Libor + 2% (4)

Subtotal - Marc Realty Portfolio			1,977,000				62,150		86,236

(Continued on next page)

WINTHROP REALTY TRUST
EQUITY INVESTMENTS – SELECTED PROPERTY DATA (Continued)
December 31, 2010
(In thousands, except for Square Footage, Unaudited)

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Equity Investment	Ownership of Land	($000's) Debt Balance	Debt Maturity & Int Rate
Sealy Venture Properties - Equity Investments
Atlanta, GA (5) (Northwest Atlanta)	2006	60%	472,000	75%	Original Mattress (2020/2025)	57,000	$2,479	Fee	$28,750	01/2012 5.7%

Atlanta, GA (6) (Newmarket)	2008	68%	470,000	66%	Alere Health (2011/ n/a)	76,000	6,647	Fee	37,000	11/2016 6.12%

Nashville, TN (7) (Airpark)	2007	50%	1,155,000	86%	No tenants over 10%	-	2,778	Fee	74,000	05/2012 5.77%

Subtotal - Sealy Venture Properties			2,097,000		(Northwest Atlanta)		11,904		139,750

Riverside Plaza Loan Asset- Equity Investment
WRT-ROIC Riverside LLC (8)	2010	50%					7,883

Total Equity Investment Properties			4,074,000				$81,937		$225,986

Preferred Equity Investment
180 North Michigan Chicago, IL (Marc Realty)	2008	70%	229,000	89%	No tenants over 10%	-	$4,010	Fee	$18,080	03/2013 Libor+ 1.5% (9)

(**) Occupancy rates include all signed leases including space undergoing tenant improvements

(1)	Debt balance shown represents 100% of the debt encumbering the properties.
(2)	Both the 2000-60 Algonquin and 2205-55 Enterprise Road Marc Realty properties are cross collateralized by a mortgage of $11,606 which is included in total debt balance.
(3)	An interest rate swap agreement with a notional amount of $5,755 effectively converts the interest rate to a fixed rate of 4.78%.
(4)	In February 2011 the maturity date was extended to May 2011 and the venture is currently negotiating with the lender to further extend the debt maturity date.
(5)	Equity investment in Sealy Northwest Atlanta consists of 12 flex/office properties.
(6)	Equity investment in Sealy Newmarket consists of six flex/office campus style properties.
(7)	Equity investment in Sealy Airpark consists of 13 light distribution and service center properties.
(8)	On June 28, 2010 the Trust entered into a 50%-50% joint venture.The new joint venture entity was formed and funded by its members concurrent with itspurchase of the Riverside Plaza loan.
(9)	An interest rate swap agreement with a notional amount of $17,614 effectively converts the interest rate to a fixed rate of 4.55%.

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES - OPERATING SUMMARY
Year ended December 31, 2010
(Unaudited, In thousands, except for Number of Properties and Square Footage)

Description	% Owned	Number of Properties	Square Footage	Rents and Reimburse-ments	Operating Expenses	Real Estate Taxes	Net Operating Income (1)	Interest Expense	Impair-ment	Depreciation & Amortization	(Income)Loss Attributable to Non-controlling Interest	WRT's share Net Income / (Loss) from Consolidated Properties (1)
100% Owned Consolidated Properties
Retail	100.0%	7	347,000	$1,726	$29	$19	$1,678	$-	$-	$105	$-	$1,573
Office	100.0%	10	1,321,000	14,279	3,340	791	10,148	5,930	-	4,214	-	4
Other	100.0%	3	1,595,000	4,933	1,345	95	3,493	437	-	678	-	2,378
		20	3,263,000	20,938	4,714	905	15,319	6,367	-	4,997	-	3,955
Partially Owned Consolidated Properties
Chicago, IL (One East Erie/Marc Realty)	80.0%	1	126,000	4,650	1,409	644	2,597	1,234	-	1,135	46	182
Chicago, IL (River City/Marc Realty)	60.0%	1	253,000	3,818	2,034	554	1,230	622	-	775	(67)	(101)
Houston, TX (Multiple LP's)	8.0%	1	614,000	7,861	10	-	7,851	3,952	-	2,793	939	167
Lisle, IL (Marc Realty)	60.0%	1	54,000	868	309	81	478	328	-	152	1	-
Phoenix, Arizona (Deer Valley / Fenway)	96.5%	1	82,000	104	198	358	(452)	-	-	156	(31)	(577)
		5	1,129,000	17,301	3,960	1,637	11,704	6,136	-	5,011	888	(329)
KeyBank mortgage loan interest expense (2)		-	-	-	-	-	-	690	-	-	-	(690)
Total Consolidated Properties		25	4,392,000	$38,239	$8,674	$2,542	$27,023	$13,193	$-	$10,008	$888	$2,936
Series B-1 Preferred interest expense (3)								1,563
Other								619
Total								$15,375

(1)	See definition of Net Operating Income and Net Income / (Loss) from Consolidated Properties on page 24 of the supplemental package.
(2)	Represents interest expense on a mortgage loan made by KeyBank collateralized by our retail properties, our Churchill, Pennsylvania; Orlando, Florida; and Plantation, Florida properties.
(3)	Represents interest expense (dividends) on our Series B-1 Preferred Shares treated as debt for GAAP purposes.

WINTHROP REALTY TRUST
EQUITY INVESTMENTS - OPERATING SUMMARY
Year ended December 31, 2010
 (In thousands, except for Number of Properties and Square Footage)

Venture	Number of Properties	Square Footage	Total Revenue	Operating Expenses	Real Estate Taxes	Net Operating Income (2)	Interest Expense	Other Income (Expense)	Deprec & Amort	Net Income / (Loss) from Equity Invest- ments	WRT' S Share of Net Income / (Loss) from Equity Investments
Marc Realty Portfolio	12	1,977,000	30,912	14,538	4,050	12,324	3,811	3,637	8,009	4,141	2,065
Sealy Venture Portfolio	3	2,097,000	16,253	4,439	1,750	10,064	8,442	(82)	6,691	(5,151)	(3,010)
Total Equity Investment Properties	15	4,074,000	$47,165	$18,977	$5,800	$22,388	$12,253	$3,555	$14,700	$(1,010)	(945)

Amortization of Marc Realty Portfolio basis differential (1)											(289)
WRT-ROIC Riverside - Winthrop's share of net income from equity investment											473
PSW NYC - Winthrop's share of net loss from equity investment											(1,246)
Equity in loss of equity investments											$(2,007)

(1)
This amount represents the aggregate difference between the Trust’s historical cost basis and the basis reflected at the equity investment level, which is typically amortized over the life of the related assets and liabilities.  The basis differentials are the result of other-than-temporary impairments at the investment level and a reallocation of equity at the venture level as a result of the restructuring.

(2)	See definition of Net Operating Income on page 24 of the supplemental package.

WINTHROP REALTY TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES OF INCOME TO
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHARES
(In thousands)

	Year Ended	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended
	Dec 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2010	2010	2010	2010	2010	2009

NOI from consolidated properties (1), (4)	$27,023	$6,458	$6,534	$7,329	$6,702	$7,288

Less:
Interest expense	(13,845)	(4,249)	(3,196)	(3,207)	(3,193)	(3,919)
Depreciation and amortization	(10,008)	(2,916)	(2,393)	(2,385)	(2,314)	(2,598)
Impairment loss on investments in real estate	-	-	-	-	-	(10,000)
Income attributable to non-controlling interest	(888)	(293)	(175)	(175)	(245)	(366)
WRT share of income (loss) from consolidated properties (2), (4)	2,282	(1,000)	770	1,562	950	(9,595)

Equity in loss of equity investments (3)	(2,007)	(679)	(409)	(392)	(527)	(2,891)

Add:
Earnings from preferred equity investments	338	85	85	85	83	-
Interest and dividend income	17,128	5,381	4,948	3,590	3,209	874
Gain on sale of securities carried at fair value	773	-		78	695	2,142
Gain on extinguishment of debt	-	-	-	-	-	1,164
Unrealized gain on loan securities carried at fair value	4,986	780	581	3,625	-	-
Unrealized gain on securities carried at fair value	6,448	1,418	2,490	-	2,540	3,852
Gain on loan securities carried at fair value	469	469
Interest income	139	45	17	40	37	27
State and local tax refunds	-	-	-	-	-	54
Income from discontinued operations	368	157	-	-	211	664

Less:
Series B-1 Preferred interest expense	(1,172)	-	(390)	(391)	(391)	-
General and administrative	(8,834)	(2,711)	(2,300)	(1,916)	(1,907)	(2,166)
State and local tax expense	(134)	(27)	(7)	(85)	(15)	-
Unrealized loss on loan securities carried at fair value	(613)		-	-	(613)	-
Unrealized loss on securities carried at fair value	(750)	-	-	(750)	-	-
Loss on sale of securities carried at fair value	(215)	(30)	(185)	-	-	-
Interest expense - other	(358)	-	(223)	(68)	(67)
Series C Preferred interest	(288)	(58)	(59)	(58)	(113)	(147)
Loss on discontinued operations	(2,371)	-	(1,569)	(802)	-	-
Net income (loss) attributable to Common Shares	$16,189	$3,830	$3,749	$4,518	$4,092	$(6,022)

(1)	See detail for the three months ended December 31, 2010 on Page 14 of the supplemental package.
(2)	See detail for the year ended December 31, 2010 on Page 21 of the supplemental package.
(3)	See detail for the year ended December 31, 2010 on Page 22 of the supplemental package.
(4)	See definitions for non-GAAP measures on page 24 of the supplemental package.

WINTHROP REALTY TRUST
DEFINITIONS

Funds From Operations (FFO):

FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”).  NAREIT defines FFO as net income or loss determined in accordance with Generally Accepted Accounting Principles (“GAAP”), excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated operating real estate assets, plus specified non-cash items, such as real estate asset depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.  FFO and FFO per diluted share are used by management, investors and industry analysts as supplemental measures of operating performance of equity REITs. FFO and FFO per diluted share should be evaluated along with GAAP net income and income per diluted share (the most directly comparable GAAP measures), as well as cash flow from operating activities, investing activities and financing activities, in evaluating the operating performance of equity REITs.  Management believes that FFO and FFO per diluted share are helpful to investors as supplemental performance measures because these measures exclude the effect of depreciation, amortization and gains or losses from sales of real estate, all of which are based on historical costs which implicitly assumes that the value of real estate diminishes predictably over time.  Since real estate values instead have historically risen or fallen with market conditions, these non-GAAP measures can facilitate comparisons of operating performance between periods and among other equity REITs. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs as disclosed in the Company’s Consolidated Statements of Cash Flows.  FFO should not be considered as an alternative to net income as an indicator of the Company’s operating performance or as an alternative to cash flows as a measure of liquidity.  In addition to FFO, the Company also discloses FFO before certain items that affect comparability.  Although this non-GAAP measure clearly differs from NAREIT’s definition of FFO, the Company believes it provides a meaningful presentation of operating performance

Net Operating Income (NOI):

Net operating income is a non-GAAP measure equal to revenues from all rental property less operating expenses and real estate taxes. We believe NOI is a useful measure for evaluating operating performance of our real estate assets as well as those held by our unconsolidated equity investments. We believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Net Income / (Loss) from Consolidated Properties:

Net Income / (Loss) from Consolidated Properties is a non-GAAP measure equal to NOI less interest, depreciation, impairments and other corporate general administrative expenses related to consolidated properties less income attributable to non-controlling interests. We believe Net Income / (Loss) from Consolidated Properties is a useful measure for evaluating operating performance of our consolidated operating properties. Net Income / (Loss) from Consolidated Properties presented by us may not be comparable to Net Income / (Loss) from Consolidated Properties reported by other REITs that define it differently. We believe that in order to facilitate a clear understanding of our operating results, Net Income / (Loss) from Consolidated Properties should be examined in conjunction with net income as presented in our consolidated financial statements. Net Income / (Loss) from Consolidated Properties should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Investor Information

Transfer Agent	Investor Relations

Computershare
Written Requests:
P.O. Box 43078
Providence, RI 02940
phone: 800.622.6757 (U.S., Canada and Puerto Rico)
phone: 781.575.4735 (outside U.S.)

Overnight Delivery:
250 Royall Street
Canton, MA 02021

Internet Inquiries:
Investor Centre™ website at www.computershare.com/investor
Beverly Bergman , VP of Investor Relations Winthrop Realty Trust Beverly Bergman P.O. Box 9507 7 Bulfinch Place, Suite 500 Boston, MA 02114-9507 phone: 617.570.4614 fax: 617.570.4746

Research Coverage

Analyst	Firm	Contact Information

Joshua A. Barber	Stifel Nicolaus	(443) 224-1347 jabarber@stifel.com

Ross L. Smotrich	Barclays Capital	(212) 526-2306 ross.smotrich@barcap.com

Jeffrey S. Langbaum	Barclays Capital	(212) 526-0971 jeffrey.langbaum@barcap.com